AETNA VARIABLE PORTFOLIOS, INC.


       Supplement dated July 15, 1998 to the Prospectus dated May 1, 1998

The information in this Supplement updates and amends the information contained in the Prospectus dated May 1, 1998. This Supplement should be read with that Prospectus and all supplements previously issued.

Peter Canoni, the portfolio manager of Aetna Value Opportunity VP ("Value Opportunity") since its inception, has decided to resign from Aeltus Investment Management, Inc., Value Opportunity's investment adviser, effective August 3, 1998, to become a principal member of Bradley, Foster & Sargent ("Bradley"). Value Opportunity will seek shareholder approval to appoint Bradley as its subadviser at a shareholder meeting scheduled for September 4, 1998. If a "majority of the outstanding voting securities," as that phrase is defined in the Investment Company Act of 1940, of Value Opportunity approves the subadvisory agreement with Bradley, Bradley will be appointed the subadviser of Value Opportunity, effective on or about October 1, 1998. Mr. Canoni will then resume responsibility for the daily management of Value Opportunity.

Following Mr. Canoni's resignation from Aeltus, Carl Eck, Vice President, Aeltus, will serve as manager for Value Opportunity. Mr. Eck currently manages several large capitalization value equity portfolios for Aeltus' institutional clients. He is also responsible for equity research in finance, raw materials, and electric utilities. He has held several research and portfolio manager positions since he joined Aetna in 1971.





Pros.Aetna-98                                                          July 1998